UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2011

Green Carbon Technologies Corp.
 (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-160366
(Commission File Number)

None
 (IRS Employer Identification No.)

112 North Curry Street
Carson City, Nevada 89703
 (Address of principal executive offices)(Zip Code)

(360) 715-2913
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective at 5:00 p.m. PST, November 17, 2011, Thomas Puzzo will have resigned as a Secretary and a Director of Green Carbon Technologies Corp., a Nevada corporation (the “Company”).  Mr. Puzzo has no disagreements with the Company in connection with his resignation as an officer and director.  Mr. Puzzo holds no other offices of or positions in the Company.  Additionally, Mr. Puzzo is resigning as counsel to the Company effective November 17, 2011

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Carbon Technologies Corp. (Registrant)

Date: November 17, 2011	By:	/s/ Thomas Puzzo
Name: Thomas Puzzo
Title: Secretary

3